UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2003

GATX Corporation

(Exact Name of Registrant as Specified in its Charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Street
Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 621-6200

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

99a GATX Corporation presentation, dated October 29, 2003, submitted to the SEC along with the electronic submission of this Form 8-K.

Item 9. REGULATION FD DISCLOSURE

The information in this section is being furnished in accordance with Regulation FD of the Securities and Exchange Commission.

On October 27, 2003, GATX Corporation issued the following press release:

GATX Corporation (NYSE: GMT) announced that Brian A. Kenney, Senior Vice President and Chief Financial Officer, will present at the U.S. Bancorp Piper Jaffray Financial Services Conference in New York on Wednesday, October 29th. The presentation will include an overview of GATX’s operations.

GATX’s presentation will begin at 1:50p.m. Eastern Standard Time and will conclude at 2:20p.m. Eastern Standard Time. To listen to a live web cast of the presentation, please access the appropriate link at www.gatx.com at least 15 minutes prior to the start time. A replay of the presentation will also be archived.

The accompanying slides for the presentation will be available prior to the start of the presentation at www.gatx.com or by calling the GATX investors relations department.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ Brian Kenney

Brian A. Kenney
Senior Vice President and
Chief Financial Officer
(Duly Authorized Officer)

Date: October 31, 2003

INDEX TO EXHIBITS

Exhibit No.		Method of Filing

99a	GATX Corporation presentation dated October 29, 2003	Filed Electronically